HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003



                             NOTE PURCHASE AGREEMENT
                                  BY AND AMONG
                       UNITED STATES ANTIMONY CORPORATION,
                           BEAR RIVER ZEOLITE COMPANY,
                                       AND
                         DELAWARE ROYALTY COMPANY, INC.


                            DATED: December 22, 2003




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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


                                TABLE OF CONTENTS
                                                                            Page
ARTICLE  1     DEFINITIONS                                                   4
1.1     Definitions                                                          4
ARTICLE  2     PURCHASE AND SALE OF NOTE AND CONVERSION OF NOTE INTO
               PREFERRED STOCK                                               7
2.1     Authorization  of  Notes                                             7
2.2     Sale  of  Notes                                                      7
ARTICLE  3     CLOSING                                                       8
3.1     Note  Closing                                                        8
3.2     Deliveries  at  Note  Closing                                        8
3.3     Conditions  of  Note  Closing                                        9
3.3     Conditions  of  Note  Closing                                       10
ARTICLE  4     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY           10
4.1     Corporate  Existence  and  Power                                    11
4.2     Authorization;  No  Contravention                                   11
4.3     No  Consent  or  Approval  Required                                 12
4.4     Binding  Effect                                                     12
4.5     Capitalization                                                      12
4.6     Financial  Information                                              13
4.7     Undisclosed  Liabilities                                            13
4.8     No  Defaults;  Contracts                                            13
4.9     Litigation                                                          14
4.10    Compliance.                                                         14
4.11    Intellectual  Property                                              15
4.12    Title  to  Properties                                               15
4.13    Tax  Matters                                                        16
4.14    ERISA  Matters.                                                     16
4.15    Labor  Matters                                                      17
4.16    Insurance                                                           17
4.17    Related  Transactions                                               17
4.18    Offering                                                            17
4.19    Investment  Company                                                 18
4.20     Broker's,  Finder's  or  Similar  Fees                             18
4.21     Environmental  Matters                                             18
4.22     Disclosure                                                         18
4.23     Absence  of  Certain  Changes                                      18
ARTICLE  5     REPRESENTATIONS  AND  WARRANTIES  OF  THE  PURCHASER         19
5.1     Existence  and  Power                                               19
5.2     Authorization;  No  Contravention                                   19
5.3     Governmental  Authorization;  Third  Party  Consents                19
5.4     Binding  Effect                                                     19
5.5     Purchase  for  Own  Account                                         20
5.6     Restricted  Securities                                              20
5.7     Accredited  Investor.                                               21
5.8     Broker's,  Finder's  or  Similar  Fees                              21

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


5.10    Tax  Advisor                                                        21
ARTICLE  6     COVENANTS                                                    21
6.1     Notice  of  Certain  Events                                         21
6.2     Access  to  Records                                                 21
6.3     Financial  Statements                                               21
6.4     Payment  of  Obligations                                            23
6.5     Conduct  of  Business                                               23
6.6     Conduct  of  Business                                               23
ARTICLE  7     MISCELLANEOUS                                                23
7.1     Survival  of  Representations,  Warranties  and  Covenants          23
7.2     Notices                                                             23
7.3     Successors  and  Assigns;  Third  Party  Beneficiaries              24
7.4     Amendment  and  Waiver                                              24
7.5     Counterparts                                                        25
7.6     Headings                                                            25
7.7     Governing  Law                                                      25
7.8     Severability                                                        25
7.9     Entire  Agreement                                                   25
7.10     Publicity;  Confidentiality                                        25
7.11     Further  Assurances                                                26
7.12     Expenses                                                           26

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


                              EXHIBITS & SCHEDULES

EXHIBITS

A     Form  of  Convertible  Note
B     Security  Agreement
C     Form  of  Warrant

SCHEDULE  OF  PURCHASERS

COMPANY  DISCLOSURE  SCHEDULES




PURCHASER  DISCLOSURE  SCHEDULES





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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


                             NOTE PURCHASE AGREEMENT
     This Note Purchase Agreement (the "AGREEMENT") is hereby made on this 22nd day of December, 2003, by and among United States Antimony Corporation, a Montana corporation (the "COMPANY"), Bear River Zeolite Company, an Idaho corporation and wholly-owned subsidiary of the Company ("BEAR RIVER"), and Delaware Royalty Company, Inc., a DELAWARE corporation (the "PURCHASER"). The Company, Bear River and the Purchaser are each a "PARTY" and together are "PARTIES" to this Agreement.
                             PRELIMINARY STATEMENTS
                             ----------------------
     The Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase and accept that certain 10% Secured Convertible Note due December 22, 2007 (the "NOTE") in substantially the form attached hereto as EXHIBIT A all in accordance with the terms and subject to the conditions set forth in this Agreement.
                                    AGREEMENT
                                    ---------
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company, Bear River and the Purchasers hereby agree as follows:
1.     DEFINITIONS.
     1.1 DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:
"AGREEMENT" means this Agreement as the same may be amended supplemented or modified in accordance with SECTION 7.4(B) of this Agreement.
"BALANCE SHEET" has the meaning set forth in SECTION 4.6 of this Agreement. "BEAR RIVER" has the meaning set forth in the Preamble to this Agreement. "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Texas are authorized or required by law or executive order to close.
"BUSINESS PLAN" has the meaning set forth in SECTION 4.11(A) of this Agreement. "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock (but excluding any debt security that is exchangeable for or convertible into such capital stock).
"CLAIMS" means actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations.

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


"CLOSING" has the meaning set forth in SECTION 3.1 of this Agreement. "CLOSING DATE" has the meaning set forth in SECTION 3.1 of this Agreement. "CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.
"COLLATERAL" has the meaning set forth in the Security Agreement. "COMMON STOCK" means the Company's common stock, par value $0.01 per share, or any other capital stock of the Company into which such stock is reclassified or reconstituted.
"COMPANY"  has  the  meaning  set  forth  in  the  preamble  to  this Agreement.
"CONDITION OF BEAR RIVER" means the assets, business, properties, prospects, operations or financial condition of Bear River, taken as a whole.
"CONDITION OF THE COMPANY" means the assets, business, properties, prospects, operations or financial condition of the Company, taken as a whole. "CONDITION OF THE PURCHASER" means the assets, business, properties, prospects, operations or financial condition of the Purchaser, taken as a whole. "CONTRACT" means any agreement, contract, obligation, promise or undertaking (whether written or oral and whether express or implied) between the Company and/or Bear River, as the case may be, and any Person that is legally binding. "CONTRACTUAL OBLIGATIONS" means as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.
"EMPLOYEE BENEFIT PLAN" means any deferred compensation, pension, profit sharing, stock option, stock purchase, savings, group insurance or retirement plan, and all vacation pay, severance pay, incentive compensation, consulting, bonus and other employee benefit or fringe benefit plans or arrangements maintained by the Company or any Person that is included with the Company in a controlled group or affiliated service group under Sections 414(b), (c), (m), or
(o) of the Code (an "ERISA Affiliate") (including, without limitation, health insurance, life insurance and other benefit plans maintained for retirees) within the previous six plan years or with respect to which contributions are or were (within such six year period) made or required to be made by the Company or any ERISA Affiliate or with respect to which the Company has any liability. "ENVIRONMENTAL EVENT" has the meaning set forth in SECTION 4.21 of this Agreement.
"ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
"ERISA AFFILIATE" has the meaning set forth above under "Employee Benefit Plan."

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003

"FINANCIAL STATEMENTS" has the meaning set forth in SECTION 4.6 of this Agreement.
"GAAP" means generally accepted accounting principles in the United States in effect from time to time.
"GOVERNMENTAL AUTHORITY" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.
"INTELLECTUAL PROPERTY RIGHTS" has the meaning set forth in SECTION 4.11 of this Agreement.
"IRS"  means  the  Internal  Revenue  Service.
"LEGAL EXPENSES" means the legal expenses of Purchaser payable to its counsel Haynes and Boone, LLP, which is payable by Purchaser out of the Purchase Price at closing.
"LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences), including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under any capital lease, or any financing lease having substantially the same economic effect as any of the foregoing.
"NOTE" has the meaning set forth in the preamble to this Agreement. "ORDER" means, as to any Person, any judgment, injunction, writ, award, decree or order of any nature of any Governmental Authority against or binding upon such Person.
"PERSON" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity. "PROPRIETARY TECHNOLOGY" has the meaning set forth in SECTION 4.11 of this Agreement.
"PURCHASER" has the meaning set forth in the preamble to this Agreement. "PURCHASE PRICE" has the meaning set forth in SECTION 2.2 of this Agreement. "REQUIREMENTS OF LAW" means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to in this Agreement.

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


"REQUISITE RIGHTS" has the meaning set forth in SECTION 4.11(A) of this Agreement.
"SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
"SECURITY AGREEMENT" means that certain Security Agreement of an even date herewith by and among the Company and the Purchaser, attached hereto as EXHIBIT B, granting the Purchaser a security interest in the Collateral.
"STOCK EQUIVALENTS" means any security or obligation which is by its terms convertible into or exchangeable for shares of Common Stock or any other Capital Stock or securities of the Company, and any option, warrant or other subscription or purchase right with respect to Common Stock or such other Capital Stock or securities.
"SUBSIDIARIES" of a corporation means each Person as to which such corporation directly or indirectly owns or has the power to vote, or to exercise a controlling influence with respect to, fifty percent (50%) or more of the securities of any class of such Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or Persons performing similar functions) of such Person.
"TAX" or "TAXES" means any federal, state, county, local, foreign and other taxes, including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll related taxes, property taxes and import duties, whether or not measured in whole or in part by net income.
"TRANSACTION DOCUMENTS" means collectively, this Agreement, the Note, the Warrant and the Security Agreement.
"WARRANT" means that certain warrant in the name of Purchaser to purchase 2,000,000 shares of Common Stock at $0.20 per share expiring December 22, 2007.
2.     PURCHASE  AND  SALE  OF  THE  NOTES.
     2.1 AUTHORIZATION OF THE NOTE. The Company has authorized the issuance and sale of the Note in the principal amount of $250,000.
     2.2 SALE OF THE NOTE. Subject to the terms and conditions hereof, the Purchaser agrees to purchase from the Company and the Company agrees to sell and issue to the Purchaser the Note, which shall be in the original aggregate principal amount of $250,000. The purchase price (the "PURCHASE PRICE") for the note shall be $250,000, consisting of $25,000 previously advanced to the Company and $225,000 less the Legal Expenses payable in cash at Closing.
3.     CLOSING.
     3.1 CLOSING. The consummation of the initial sale and purchase of the Note and the delivery of all documentation in connection therewith (the "CLOSING") shall be held at the offices of Haynes and Boone, LLP, counsel to the Purchaser, 1000 Louisiana, Suite 4300, Houston,

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


 Texas 77002 on December 22, 2003
(the "CLOSING DATE") or at such other time and place as shall be mutually agreed upon by the Company, Bear River and the Purchaser.
     3.2 DELIVERIES AT CLOSING. The Company, Bear River and the Purchaser are executing and delivering the following documents and items at the Closing:
     (A)     NOTE.  The  Company  shall  deliver  the  Note  to  the  Purchaser.
(B) FUNDING. The Purchaser has previously paid $25,000 of the Purchase Price, and at Closing, the Purchaser shall pay $225,000 (the unpaid portion of the Purchase Price) less the Legal Expenses by cashier's check.
(C) SECURITY AGREEMENT. The Company and the Purchaser shall deliver the Security Agreement together with the stock pledged accompanied by a stock power executed in blank.
(D) OPINION OF COUNSEL. The Company shall deliver to the Purchaser an opinion of the Company's counsel in a form reasonably acceptable to the Purchaser.
(E) COMPANY SECRETARY'S CERTIFICATE. The Company shall deliver to the Purchaser a certificate, dated the Closing Date, of the Company's Secretary (the "COMPANY SECRETARY'S CERTIFICATE") to the effect that: (i) attached to the Company Secretary's Certificate is a true and complete copy of (x) the Company's Articles of Incorporation, as amended, and in effect as of the Closing Date, (y) the Company's bylaws, as amended and in effect on the Closing Date; (ii) attached to the Company Secretary's Certificate is a true and complete copy of resolutions adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby; (iii) the signatures of the incumbent officers of the Company as identified on the Company Secretary's Certificate are the genuine signatures of such officers; (iv) the representations and warranties of the Company set forth in ARTICLE 4 are true and correct as of the Closing Date; and (v) attached to the Company Secretary's Certificate is a true and complete copy of a certificate of good standing (including tax good standing) from the Secretary of State of the State of Montana, dated as of a date not more than ten
(10)  days  prior  to  the  Closing  Date.
(F) BEAR RIVER SECRETARY'S CERTIFICATE. Bear River shall deliver to the Purchaser a certificate, dated the Closing Date, of Bear River's Secretary (the "BEAR RIVER SECRETARY'S CERTIFICATE") to the effect that: (i) attached to the Bear River Secretary's Certificate is a true and complete copy of (x) Bear River's Articles of Incorporation, as amended, and in effect as of the Closing Date, (y) Bear River's bylaws, as amended and in effect on the Closing Date;
(ii) attached to the Bear River Secretary's Certificate is a true and complete copy of resolutions adopted by Bear River's board of directors authorizing the execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby; (iii) the signatures of the incumbent officers of Bear River as identified on the Bear River Secretary's Certificate are the genuine signatures of such officers; (iv) the representations and warranties of Bear

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


River  set forth in ARTICLE 4 are true and correct as of the Closing Date;
and (v) attached to the Bear River Secretary's Certificate is a true and complete copy of a certificate of good standing (including tax good standing) from the Secretary of State of the State of Idaho, dated as of a date not more than ten (10) days prior to the Closing Date.
(G) FINANCING STATEMENTS. The Company shall deliver all Uniform Commercial Code financing statements and other documents deemed necessary or appropriate by the Purchaser to perfect the security interest in favor of the Purchaser arising under the Security Agreement, duly executed and delivered by the appropriate parties, to be recorded with the appropriate filing offices.
(H)     WARRANT.  The  Company  shall  deliver  the  Warrant  to  Purchaser.
     3.3 COMPANY'S CONDITIONS OF CLOSING. The obligations of the Company under SECTION 2.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Company unless it consents in writing thereto:
     (A) CLOSING DELIVERIES. The Purchaser shall have made the deliveries required of them by SECTION 3.2 (B).
(B) NO INJUNCTION. No preliminary or permanent injunction or other binding order, decree or ruling issued by a court or government agency shall be in effect which shall have the effect or preventing the consummation of the transaction contemplated by this Agreement.
(C) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Purchaser contained in SECTION 5 shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the date of such Closing Date.
(D) PERFORMANCE. The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.
(E) CORPORATE PROCEEDINGS. All corporate and other proceedings required to be taken by the Purchaser to carry out the transactions contemplated by this Agreement, and all instruments and other documents relating to such transactions, shall be reasonably satisfactory in form and substance to the Company, and the Company shall have been furnished with such instruments and documents as it shall have reasonably requested.
     3.4 PURCHASER'S CONDITIONS OF CLOSING. The obligations of the Purchaser under SECTION 2.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Purchaser unless it consents in writing thereto:

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


     (A) CLOSING DELIVERIES. The Company and Bear River shall have made the deliveries required of each by SECTIONS 3.2 (A) and (C)-(H).
(B) NO INJUNCTION. No preliminary or permanent injunction or other binding order, decree or ruling issued by a court or government agency shall be in effect which shall have the effect or preventing the consummation of the transaction contemplated by this Agreement.
(C) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Company and Bear River contained in SECTION 4 shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the date of such Closing Date.
(D) PERFORMANCE. The Company and Bear River shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.
(E) BLUE SKY. The Company and Bear River shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state or country prior to the offer and sale of the Note, if required under the applicable state or country law.
(F) CORPORATE PROCEEDINGS. All corporate and other proceedings required to be taken by the Company and Bear River to carry out the transactions contemplated by this Agreement, and all instruments and other documents relating to such transactions, shall be reasonably satisfactory in form and substance to the Purchaser, and the Purchaser shall have been furnished with such instruments and documents as it shall have reasonably requested.
4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND BEAR RIVER. Except as disclosed in a document referring specifically to this Agreement with appropriate section references (with each such exception specifically identifying or cross-referencing the provision of this SECTION 4 to which such exception relates) which has been delivered to the Purchaser on or before the date hereof (the "Company Disclosure Schedules"), and in order to induce the Purchaser to enter into and perform this Agreement and the documents and agreements contemplated hereby, the Company and Bear River, jointly and severally, represent and warrant to the Purchaser as of the date of this Agreement as follows:
     4.1     CORPORATE  EXISTENCE  AND  POWER.
     (A) The Company: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;
(b) has all requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged; and (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction in which its ownership, lease or operation of property

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


or the
conduct of its business requires such qualification, except to the extent that the failure to so qualify would not have a material adverse effect on the Condition of the Company. The Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents. No jurisdiction, other than those referred to in clause (c) above, has claimed, in writing or otherwise, that the Company is required to qualify as a foreign corporation therein, and the Company does not file any franchise, income or other tax returns in any other jurisdiction based upon the ownership or use of property therein or the derivation of income therefrom. Except as set forth on SCHEDULE 4.1(A) attached to this Agreement, the Company has no Subsidiaries. The Company is not a participant in or partner to any joint ventures or partnerships.
(B) Bear River: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged; and (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify would not have a material adverse effect on the Condition of Bear River. No jurisdiction, other than those referred to in clause (c) above, has claimed, in writing or otherwise, that Bear River is required to qualify as a foreign corporation therein, and Bear River does not file any franchise, income or other tax returns in any other jurisdiction based upon the ownership or use of property therein or the derivation of income therefrom. Bear River has no Subsidiaries. Bear River is not a participant in or partner to any joint ventures or partnerships.
     4.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement and each of the Transaction Documents and the transactions contemplated hereby and thereby: (a) have been duly authorized by all necessary corporate and shareholder action of the Company; (b) do not contravene the terms of the Company's Articles of Incorporation or bylaws, or any amendment of any thereof; (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation or Contract of the Company, or any Requirement of Law applicable to the Company; and (d) do not violate any Order against or binding upon the Company. The Company has not previously entered into any Contractual Obligation or Contract that is currently in effect or by which the Company is currently bound, granting any rights to any Person that are inconsistent with the rights to be granted by the Company to the Purchasers in this Agreement and each of the other Transaction Documents.
4.3 NO CONSENT OR APPROVAL REQUIRED. No consent, approval or authorization of, or declaration to, or filing with, any Governmental Authority or any other Person is required for the valid authorization, execution, delivery and performance by the Company of this Agreement, except for the filing of any notice in connection with the Closing that may be required under applicable federal or state securities laws (which, if required, shall be filed on a

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


timely
basis as may be so required) and for consents, approvals, authorizations, and declarations that have already been obtained or made.
4.4 BINDING EFFECT. This Agreement and each of the other Transaction Documents have been or will be duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).
     4.5     CAPITALIZATION.
     (A) The Company's authorized capital stock consists of: (i) ______________ shares of Common Stock, of which _______________ shares are issued and outstanding; and (ii) ____________ shares of preferred stock, par value $___ per share, of which _____________ shares are issued and outstanding as of the date of this Agreement. Except as set forth on SCHEDULE 4.5(A) attached to this Agreement, there are no options, warrants, conversion privileges, subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire or rights to cause the Company to repurchase or redeem (x) any shares of the Company's Capital Stock, (y) any Stock Equivalents of the Company or (z) other securities of the Company. The issued and outstanding shares of Common Stock and Preferred Stock are all duly authorized, validly issued, fully paid and nonassessable, and were issued in compliance with the registration and qualification requirements of all applicable federal and state securities laws. The shares of Common Stock issuable upon conversion of the Notes are duly authorized and, when issued in compliance with the conversion provisions of the Notes, will be validly issued, fully paid and nonassessable. Except as set forth on SCHEDULE 4.5(A) attached to this Agreement, the Company is not a party to any stockholder agreements, registration rights agreements or voting agreements.
(B) Bear River's authorized capital stock consists of ______________ shares of common stock, par value $____ per share, of which 7500 shares are issued and outstanding as of the date of this Agreement. Except as set forth on SCHEDULE 4.5(B) attached to this Agreement, there are no options, warrants, conversion privileges, subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire or rights to cause Bear River to repurchase or redeem (x) any shares of the Bear River's Capital Stock, (y) any Stock Equivalents of Bear River or (z) other securities of Bear River. The issued and outstanding shares of Bear River's common stock and preferred stock are all duly authorized, validly issued, fully paid and nonassessable, and were issued in compliance with the registration and qualification requirements of all applicable federal and state securities laws. Except as set forth on SCHEDULE 4.5(B) attached to this Agreement, Bear River is not a party to any stockholder agreements, registration rights agreements or voting agreements.
     4.6 FINANCIAL INFORMATION. The Company has previously delivered to the Purchaser the audited balance sheet of the Company dated December 31, 2002 and related

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


unaudited  statements  of operations for the fiscal year then ended and the unaudited balance sheets of the Company dated September 30, 2003 (collectively, the "Balance Sheet") and related unaudited statements of operations for the fiscal quarter then ended, prepared by the Company (collectively, the "Financial Statements"). The Financial Statements (i) fairly present in all material respects the financial position of the Company as of the respective dates indicated and the results of operations of the Company for the respective periods indicated and (ii) unless otherwise stated therein, have been prepared in accordance with GAAP consistently applied, subject to routine year-end adjustments that in the aggregate would not have a material adverse effect on the Condition of the Company.
4.7 UNDISCLOSED LIABILITIES. Except as and to the extent reflected on, or fully reserved against in, the Balance Sheet and except for liabilities or obligations that were incurred consistently with past business practice in or as a result of the normal and ordinary course of business since the date of incorporation of the Company or Bear River, as the case may be, the Company and Bear River do not have any liabilities or obligations, whether direct or indirect, matured or unmatured, contingent or otherwise.
4.8     NO  DEFAULTS;  CONTRACTS.
     (A) SCHEDULE 4.8(A) attached to this Agreement sets forth a true and complete list of all Contracts of the Company. The Company is not in default:
(a) under (i) the Company's Articles of Incorporation or bylaws, in each case, as amended, or (ii) any Contractual Obligation or Contract to which the Company is a party and, to the knowledge of the Company, the other party to such Contractual Obligation or Contract is not in default thereunder; or (b) under any Order against or binding upon the Company, which defaults, in the aggregate, could reasonably be expected to have a material adverse effect on the Condition of the Company. Except as set forth on SCHEDULE 4.8(A) attached to this Agreement, (i) each Contract of the Company is in full force and effect and is valid and enforceable against the Company in accordance with its terms and (ii) no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give the Company or any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any Contract.
(B) SCHEDULE 4.8(B) attached to this Agreement sets forth a true and complete list of all Contracts of Bear River. Bear River is not in default: (a) under (i) Bear River's Articles of Incorporation or bylaws, in each case, as amended, or (ii) any Contractual Obligation or Contract to which Bear River is a party and, to the knowledge of Bear River, the other party to such Contractual Obligation or Contract is not in default thereunder; or (b) under any Order against or binding upon Bear River, which defaults, in the aggregate, could reasonably be expected to have a material adverse effect on the Condition of Bear River. Except as set forth on SCHEDULE 4.8(A) attached to this Agreement,
(i) each Contract of Bear River is in full force and effect and is valid and enforceable against Bear River in accordance with its terms and (ii) no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give Bear River or any Person the

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any Contract.
     4.9 LITIGATION. There are no: (a) Claims or legal or administrative proceedings pending or to the knowledge of the Company, threatened against the Company or Bear River, whether at law or in equity, or before or by any Governmental Authority that, if adversely determined against the Company or Bear River, as the case may be, (i) could reasonably be expected to have a material adverse effect on the Condition of the Company or the Condition of Bear River or
(ii) would restrict the Company's ability to consummate the transactions contemplated by this Agreement and the other Transaction Documents or draw into question the validity of this Agreement or any of the other Transaction Documents; or (b) Orders against or binding upon the Company or Bear River.
4.10 COMPLIANCE. The Company and Bear River have complied with all Requirements of Law applicable to their respective businesses, operations, properties, assets, products and services, and the Company and Bear River have obtained all necessary permits, licenses and other authorizations required to conduct their respective businesses with such exceptions that do not have an adverse effect on the Condition of the Company or the Condition of Bear River. Such licenses and permits are in full force and effect, and no violations have been recorded in respect of any such licenses or permits, no proceeding is pending or, to the knowledge of the Company, threatened to revoke or limit any thereof, and no written notice of non-compliance, assessment or charge has been received by the Company or Bear River.
     4.11     INTELLECTUAL  PROPERTY.
     (A) The Company and Bear River own or have the right to use all Intellectual Property Rights material to and necessary for the conduct of each of their businesses as proposed to be conducted in the business plans of each, previously delivered to Purchaser and as amended and supplemented with the approval of the Purchaser as of the date of this Agreement (the "BUSINESS PLAN"), (collectively, the "REQUISITE RIGHTS"), free and clear of all Liens.
SCHEDULE 4.11(A) attached to this Agreement sets forth a true and complete list of (i) all such Requisite Rights and (ii) all agreements (including licenses) relating to such Requisite Rights.
     (B) The Company and Bear River have all governmental approvals, authorizations, consents, licenses and permits necessary to conduct their respective businesses as proposed to be conducted under the terms of the Business Plan.
(C) To the knowledge of the Company, no product or service proposed to be licensed, marketed or sold by the Company or Bear in accordance with the terms of the Company's Business Plan violates any license or infringes any Intellectual Property Rights of others.
(D) There is no pending or, to the knowledge of the Company, threatened claim or litigation against the Company or Bear River contesting the validity of or right to use the Requisite Rights, nor has the Company or Bear River received any written notice that any of the Requisite Rights or the proposed operation of its business in

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


accordance with the terms of the Business Plan conflicts with the asserted rights of others, in any case, which if adversely determined against the Company or Bear River could reasonably be expected to have a material adverse effect on the Condition of the Company or the Condition of Bear River
As used herein, the term "Intellectual Property Rights" means all intellectual property rights, including, without limitation, Proprietary Technology, patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications and registrations, copyrights, copyright applications and registrations, know-how, licenses, trade secrets, proprietary processes and formulae. As used herein, "Proprietary Technology" means all source and object code, processes, inventions, trade secrets, know-how and other proprietary rights owned by the Company or Bear River pertaining to any product or service licensed, marketed or sold by the Company or Bear River or used, employed or exploited in the development, license, sale, marketing, distribution or maintenance thereof, and all documentation describing or relating to the foregoing, including, without limitation, manuals, memoranda, know-how, notebooks, patents and patent applications, trademarks and trademark applications and registrations, copyrights and copyright applications and registrations, records and disclosures.
     4.12     TITLE  TO  PROPERTIES.
     (A) The Company and Bear River enjoy peaceful and undisturbed possession under all leases under which each is operating, and, to the best of the Company's knowledge, no claim has been asserted against the Company or Bear River that is adverse to any of their respective rights in such leasehold interests.
     (B) The Company and Bear River have good, valid and indefeasible title to their respective properties and assets reflected as owned on the Balance Sheet or acquired by either since the date of the Balance Sheet (other than properties and assets disposed of in the ordinary course of business since the date of the Balance Sheet), and all such properties and assets are free and clear of all Liens, except for Liens disclosed in the Financial Statements and Liens for current Taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations of the Company or Bear River as presently conducted, taken as a whole.
(C) The Purchaser acknowledges that this SECTION 4.12 relates to assets and properties of the Company and Bear River other than Intellectual Property Rights, as to which separate representations and warranties are made in SECTION
4.11  of  this  Agreement.
     4.13 TAX MATTERS. All tax returns and tax reports required to be filed by the Company or Bear River have been filed with the appropriate Governmental Authorities in all jurisdictions in which such returns and reports are required to be filed and all of the foregoing are true, correct and complete in all material respects. All Taxes required to have been paid or accrued by the Company or Bear River have been fully paid or are adequately provided for on the Balance Sheet, except for Tax liabilities arising since the date of the Balance Sheet and

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


  liabilities  being  challenged  in good faith by the Company or Bear
River by appropriate proceedings diligently conducted. No issues are currently pending before the IRS or any other taxing authority in connection with any of the returns and reports referred to above, and no waivers of statutes of limitations have been given or requested by the Company or Bear River with respect to Taxes. All deficiencies asserted or assessments (including interest and penalties) made as a result of any examination by the IRS or by appropriate other taxing authorities of the tax returns of or with respect to the Company or Bear River have been fully paid or are adequately provided for on the Balance Sheet, and no proposed but unassessed additional Taxes, interest or penalties have been asserted. To the Company's knowledge, upon due investigation, the provisions for Taxes on the Balance Sheet are sufficient for the payment of all accrued and unpaid Taxes as of such date, except for Taxes being challenged in good faith by the Company or Bear River by appropriate proceedings diligently conducted.
4.14     ERISA  MATTERS.
     (A) Seller is not a party to any pension, profit sharing, savings, retirement or other deferred compensation plan, or any bonus (whether payable in cash or stock) or incentive program, or any group health plan (whether insured or self-funded), or any disability or group life insurance plan or other employee welfare benefit plan, or to any collective bargaining agreement or other agreement, written or oral, with any trade or labor union, employees association or similar organization. Seller is not a party to, nor has made any contribution to or otherwise incurred any obligation under, a "multiemployer plan" as defined in Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(B) To the knowledge of Seller, Seller has not violated any of the health care continuation coverage requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") prior to the Closing.
     (C) No payment or benefit which will or may be made by Seller or an affiliate of Seller with respect to any employee of Seller in connection with the transactions contemplated hereby will be characterized as a "parachute payment" within the meaning of Section 280G(b)(2) of the Code.
     4.15 LABOR MATTERS. Neither the Company nor Bear River is a party to nor is either bound by (i) any collective bargaining agreement or (ii) employment agreement. No collective bargaining agreement covering any of the Company's or Bear River's employees is currently being negotiated. There are no threatened attempts by employees of the Company or Bear River to organize for collective bargaining purposes.
4.16 INSURANCE. The Company and Bear River have such policies of liability and workmen's compensation as are adequate against risks usually insured against by comparable persons, businesses and properties. Such policies are in full force and effect and all premiums with respect to such policies are currently paid.
4.17 RELATED TRANSACTIONS. No Company or Bear River director, executive officer or "affiliate" (as defined in the Securities Act of 1933, as amended) of any such Person, is

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


presently, directly or indirectly, through his, her or its affiliation with any other Person, a party to any transaction with the Company or Bear River, as the case may be, providing for the furnishing of services by or to, or rental or sale of real or personal property from or to, or otherwise requiring cash payments to or by any such person, except for normal employment arrangements in the ordinary course of the Company's or Bear River's respective businesses.
     4.18     OFFERING.
     (A) Subject in part to the accuracy of the Purchaser's representation set forth in ARTICLE 5 hereof, the offer, sale and issuance of the Notes as contemplated by this Agreement is exempt from the registration requirements of the 1933 Act and any applicable state securities laws, and neither the Company, Bear River nor any authorized agent acting on either's behalf will take any action hereafter that would cause the loss of such exemption.
(B) The Business Plan previously provided to the Purchaser was prepared in good faith by the Company and does not contain any untrue statement of material fact, nor does it omit to state a material fact necessary to make the statements therein not misleading.
     4.19 INVESTMENT COMPANY. Neither the Company nor Bear River is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.
4.20 BROKER'S, FINDER'S OR SIMILAR FEES. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Company or Bear River in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or Bear River or any action taken by or on behalf of the Company or Bear River.
4.21 ENVIRONMENTAL MATTERS. The Company and Bear River conduct their respective businesses and operations in compliance with all applicable environmental laws, ordinances and regulations. The Company and Bear River have not received any written notice of any claim, action, suit, proceeding, hearing or investigation based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, emission, discharge, release or threatened release into the environment of any pollutant, contaminant or hazardous or toxic material or waste (each, an "ENVIRONMENTAL EVENT") by the Company or Bear River. To the Company's knowledge, no notice of any Environmental Event by any Person that occupied any of the premises occupied by or used by the Company or Bear River prior to the date such premises were so occupied or used was given to such Person. Without limiting the generality of the foregoing, neither the Company nor Bear River has disposed of or placed on or in any property or facility used in their respective businesses any waste materials, hazardous materials or hazardous substances in violation of any Requirement of Law.
4.22 DISCLOSURE. This Agreement, the Schedules and the documents and items listed on SCHEDULE 5.6(D) attached to this Agreement, taken as a whole, do not, as of the respective dates thereof, contain any untrue statement of a material fact or omit to state a material fact

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.
     4.23 ABSENCE OF CERTAIN CHANGES. Since September 30, 2003 there has not been any:
     (A) change in the Company's or Bear River's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of the Company or Bear River; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by the Company or Bear River of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;
     (B)     amendment  to  the  organizational documents of the Company or Bear
River;
(C) sale, lease, or other disposition of any asset or property of the Company or Bear River or mortgage, pledge, or imposition of any Lien on any material asset or property of the Company or Bear River, including the sale, lease, or other disposition of any of the Requisite Rights;
(D) creation of any indebtedness of the Company or Bear River not set forth on the Financial Statements; or
(E)     material  adverse  change in the Condition of the Company or Bear River.
5.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  PURCHASER.
     Except as disclosed in a document referring specifically to this Agreement with appropriate section references (with each such exception specifically identifying or cross-referencing the provision of this SECTION 5 to which such exception relates) which has been delivered to the Company on or before the date hereof (the "Purchaser's Disclosure Schedule"), and in order to induce the Company to enter into and perform this Agreement and the documents and agreements contemplated hereby, the Purchaser represents and warrants to the Company as of the date of this Agreement as follows:
5.1 EXISTENCE AND POWER. The Purchaser hereby represents and warrants that it is an entity duly organized, validly existing and in good standing under the laws of the state of its formation. The Purchaser has the power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents.
5.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Purchaser of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby, including, without limitation, the purchase of the Notes (a) have been duly authorized by all necessary corporate action, (b) do not contravene the terms of the Purchaser's constating documents, if applicable, or any amendment

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


thereof, (c)
do not violate, conflict with or result in any breach or contravention of or the creation of any Lien under, any Contractual Obligation of the Purchasers, or any Requirement of Law applicable to the Purchasers, and (d) do not violate any Order of any Governmental Authority against or binding upon the Purchasers.
5.3 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. No consent, approval or authorization of, or declaration to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is required for the valid authorization, execution, delivery or performance (including, without limitation, the purchase of the Notes) by the Purchaser of this Agreement or the transactions contemplated hereby, except for consents, approvals, authorizations, declarations and filings that have already been obtained or made.
5.4 BINDING EFFECT. This Agreement and each of the other Transaction Documents to which the Purchaser is a party have been or will be duly executed and delivered by the Purchaser and, when executed and delivered, will constitute the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).
5.5 PURCHASE FOR OWN ACCOUNT. The Notes to be acquired by the Purchaser pursuant to this Agreement are being acquired for the Purchaser's own account and with no intention of distributing or reselling the Notes or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state. The Purchaser represents and warrants to the Company that it will not transfer the Notes, except in compliance with the Securities Act and applicable state securities laws.
     5.6     RESTRICTED  SECURITIES.
     (A) The Purchaser understands that the Notes will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act and that the reliance of the Company on such exemption is predicated in part on the Purchaser's representations set forth in this ARTICLE 5.
(B) The Purchaser acknowledges and agrees that the Notes must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities laws or is exempt from registration. The Purchaser acknowledges that (i) there may be no public market for such security, (ii) there can be no assurance that any such market will ever develop and (iii) there can be no assurance that it will be able to liquidate its investment in the Company.
(C) The Purchaser represents and warrants to the Company that (i) it acknowledges that an investment in the Company involves a high degree of risk,
(ii) it has such knowledge and experience in financial and business matters as is necessary to

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


enable it to evaluate the merits and risks of an investment in the Company and is not utilizing any other person to be its purchaser representative in connection with evaluating such merits and risks; and (iii) it has no present need for liquidity in its investment in the Company and is able to bear the risk of that investment for an indefinite period and to afford a complete loss thereof.
(D) The Purchaser acknowledges that it has received a copy of the documents and items listed on SCHEDULE 5.6(D) attached to this Agreement. The Purchaser represents and warrants that the Purchaser has had the opportunity to ask questions of and to receive answers from the Company concerning, and to review the books and records of the Company and to obtain additional information regarding, the Company and such documents and items to the Purchaser's satisfaction.
     5.7 ACCREDITED INVESTOR. The Purchaser is an "accredited investor" as that term is defined by Rule 501(a) of Regulation D promulgated under the Securities Act.
5.8 BROKER'S, FINDER'S OR SIMILAR FEES. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Purchaser, in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Purchaser or any action taken by the Purchaser.
5.9 TAX ADVISOR. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state and local tax consequences of the purchase of the Notes and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that the Purchaser, and not the Company, shall be responsible for the Purchaser's own tax liability that may arise as a result of the purchase of the Notes or the transactions contemplated by this Agreement.
6.     COVENANTS.
     6.1 NOTICE OF CERTAIN EVENTS. So long as the Notes shall remain outstanding, the Company and Bear River shall give the Purchaser prompt notice of (a) any event of default under any material agreement with respect to indebtedness for borrowed money or any material purchase money obligation, and any event which, upon the notice or lapse of time or both, would constitute such an event of default or would be likely to result in an Event of Default, that would permit the holder of such indebtedness or obligation to accelerate the maturity thereof, and (b) any action, suit or proceeding at law or in equity which, if adversely determined, could reasonably be expected to have a material adverse effect upon the Condition of the Company or the Condition of Bear River.
6.2 ACCESS TO RECORDS. So long as the Notes shall remain outstanding, the Company and Bear River shall afford to the Purchaser and its authorized employees, counsel, accountants and other representatives, upon reasonable notice and during ordinary business hours, (i) full access to all books, records and properties of the Company or Bear River and (ii) the opportunity to interview any officer of the Company or Bear River regarding its affairs;

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


provided the foregoing does not unreasonably interfere with the business of the Company or Bear River.
6.3 FINANCIAL STATEMENTS. So long as the Notes shall remain outstanding, the Company and Bear River shall deliver to the Purchaser:
     (A) as soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated statements of income, stockholders' equity and cash flows of the Company for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable details and satisfactory in form to the Purchaser and certified by an authorized financial officer of the Company subject to changes resulting from year-end adjustment;
(B) as soon as practicable and in any event within 90 days after the end of each fiscal year, consolidated statements of income and cash flows and a consolidated statement of stockholders' equity of the Company for such year, and a consolidated balance sheet of the Company as at the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual audit, all in reasonable detail and satisfactory in form to the Purchaser and, as to the statements, reported on by independent public accountants of recognized national standing selected by the Company whose report shall be without limitation as to the scope of the audit and satisfactory in substance to the Purchaser and, as to the consolidating statements, certified by an authorized financial officer of the Company;
(C) promptly upon receipt thereof, a copy of each other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company;
(D) as soon as practicable and in any event within five (5) Business Days after obtaining knowledge (a) of any condition or event which, in the opinion of management of the Company, would have a material adverse effect on the Condition of the Company or the Condition of Bear River, (b) that any Person has given any notice to the Company or Bear River or taken any other action with respect to a claimed default, (c) of the institution of any litigation involving claims against the Company equal to or greater than $25,000 with respect to any single cause of action or of any adverse determination in any court proceeding in any litigation involving a potential liability to the Company or Bear River equal to or greater than $25,000 with respect to any single cause of action which makes the likelihood of an adverse determination in such litigation against the Company or Bear River substantially more probable or (d) of any regulatory proceeding which may have a material adverse effect on the Condition of the Company or the Condition of Bear River, an officer's certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such Person and the nature of any such claimed default, event or condition, or specifying the details of such

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


proceeding,
litigation or dispute and what action the Company or Bear River has taken, is taking or proposes to take with respect thereto;
(E) promptly upon completion thereof on an annual basis within 60 days following each fiscal year end, a copy of each operating budget and projection of financial performance prepared by or for the Company or Bear River;
(G) within (5) five Business Days after the removal or resignation of, or the death or disability of any executive officer of the Company or Bear River, written notice thereof, together with information in reasonable detail with respect thereto; and
(H) with reasonable promptness, such other information respecting the condition or operations, financial or otherwise, of the Company or Bear River as the Purchaser may reasonably request.
     6.4 PAYMENT OF OBLIGATIONS. The Company and Bear River shall pay or discharge or cause to be paid or discharged all material obligations, liabilities, claims or demands, and all Taxes levied or imposed upon the Company or Bear River or upon the income, profits or property of the Company or Bear River; provided, however, that the Company and Bear River shall not be required to pay or discharge or cause to be paid or discharged any such obligation, liability, claim, demand, or Tax the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made.
6.5 CONDUCT OF BUSINESS. The Company and Bear River shall (i) take all actions required to assure that the Company and Bear River remain duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation and duly qualified as a foreign corporation in any applicable jurisdiction, (ii) take all actions required to assure that the Company and Bear River maintain all permits to conduct its business and
(iii)  conduct  their  businesses  in  compliance  with all Requirements of Law.
6.6 MAINTENANCE OF INSURANCE. The Company and Bear River will carry and maintain insurance (subject to customary deductibles and retentions) in at least such amounts and against such liabilities and hazards and by such methods as customarily maintained by other companies operating similar businesses.
6.7 ADDITIONAL RESTRICTIONS. For so long as the Notes remain outstanding, Bear River shall not, and the Company shall cause Bear River to not,:
     (A)     issue  any  capital  stock  of  Bear  River;  and
(B) after the date of the Closing, pledge any of the assets of Bear River as security for any indebtedness.
7.     MISCELLANEOUS.
     7.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties made in this Agreement shall survive the Closing until the earlier

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


of the date that is the third anniversary of the Closing Date except  for  the  representations and warranties set forth in SECTIONS 4.1, 4.2,
4.3  and  4.5  that  will  survive  indefinitely.
7.2 NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, overnight delivery service or personal delivery:
     if  to  the  Company  or  Bear  River:
United  States  Antimony,  Inc.
P.  O.  Box  634
Thompson  Falls,  Montana  57986
Attention:  John  C.  Lawrence
     if  to  the  Purchaser:
Delaware  Royalty  Company,  Inc.
c/o  Nortex  Corporation
1415  Louisiana,  Suite  3100
Houston,  Texas  77002
Attention:  A.  W.  Dugan
     with  a  copy  to:
Haynes  and  Boone,  LLP
1000  Louisiana,  Suite  4300
Houston,  Texas  77002
Attention:  Charles  D.  Powell
All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one (1) Business Day after being deposited with an overnight courier; and three (3) Business Days after being deposited in the mail, postage prepaid, if mailed.
     7.3 SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Agreement shall be freely assignable by the Purchaser. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No Person other than the Company, Bear River and the Purchaser and its successors and permitted assigns is intended to be a beneficiary of this Agreement.

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


     7.4     AMENDMENT  AND  WAIVER.
     (A) No failure or delay on the part of the Company, Bear River or the Purchaser in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company, Bear River or the Purchaser at law, in equity or otherwise.
     (B) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company, Bear River or the Purchaser from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company, Bear River and the Purchaser, and
(ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.
     7.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together  shall  constitute  one  and  the  same  agreement.
7.6 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of this Agreement.
7.7     GOVERNING  LAW.  THIS  AGREEMENT  SHALL  BE GOVERNED BY AND CONSTRUED IN
        --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.
7.8 SEVERABILITY. If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, then the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.
     7.9 ENTIRE AGREEMENT. This Agreement, together with the Schedules attached to this Agreement (all of which are incorporated into, and made a part of, this Agreement) and the other Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties to this Agreement in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the Schedules hereto, and the

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                                                          HAYNES AND BOONE DRAFT
                                                               DECEMBER 20, 2003


other Transaction
Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.
7.10 PUBLICITY; CONFIDENTIALITY. Except as may be required by an applicable Requirement of Law, (i) none of the parties to this Agreement shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto (which approval shall not be unreasonably withheld) and (ii) the Company, Bear River and the Purchaser agree that all information received from each other will be held strictly confidential and each party will take reasonable steps to maintain the confidentiality of such information; provided, however, that nothing in this Agreement shall restrict any of the Company, Bear River or the Purchaser from disclosing information: (a) that is already publicly available; and (b) to their respective (i) shareholders, principals, and employees and (ii) attorneys, accountants, consultants and other advisors to the extent necessary to obtain their services in connection with the transactions contemplated by this Agreement. If any announcement is required by law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.
7.11 FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person), as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement and to consummate and make effective as promptly as possible the transactions contemplated by this Agreement.
7.12 EXPENSES. The Company shall pay all expenses incident to the preparation, negotiation and execution of this Agreement, including without limitation, all fees, costs and expenses of legal counsel, up to an aggregate $50,000.
                            [SIGNATURE PAGES FOLLOW]

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




     IN WITNESS WHEREOF, the parties to this Agreement have caused their respective duly authorized representatives to execute and deliver this Agreement on the date first above written.
COMPANY:

UNITED  STATES  ANTIMONY  CORPORATION

----------------------------------------
Name: ----------------------------------
Title:----------------------------------

BEAR  RIVER:

BEAR  RIVER  ZEOLITE  COMPANY

----------------------------------------
Name:-----------------------------------
Title:----------------------------------

PURCHASER:
DELAWARE  ROYALTY  COMPANY,  INC.

----------------------------------------
Name:-----------------------------------
Title:----------------------------------


                           SIGNATURE PAGE
                       NOTE PURCHASE AGREEMENT

                                    EXHIBIT A
                                  FORM OF NOTE

                                                         HAYNES AND BOONE DRAFT
                                                              DECEMBER 20, 2003


                                    EXHIBIT B
                               SECURITY AGREEMENT